Principal Funds, Inc.
Supplement dated April 30, 2021
to the Prospectus dated March 1, 2021
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR OVERSEAS FUND
SHARE CLASS LIQUIDATION NOTICE: On April 29, 2021, the Fund’s Board of Directors approved the liquidation of the Fund’s Class R-5 shares. Following the close of business on June 11, 2021, outstanding Class R-5 shares of the Fund will be redeemed at net asset value on such date and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class R-5 shares will result in capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange prior to the liquidation date.
On or about June 11, 2021, delete references to Class R-5 shares of this Fund from the prospectus.
In the Purchase and Sale of Fund Shares section, add the following paragraph:
Effective as of the close of the New York Stock Exchange on May 7, 2021, Class R-5 shares will no longer be available for purchase except in limited circumstances.